UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X]    Preliminary Information Statement

[   ]    Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[   ]    Definitive Information Statement

FRESH HEALTHY VENDING INTERNATIONAL, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No:
3)	Filing Party:
4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF FRESH HEALTHY VENDING INTERNATIONAL, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

FRESH HEALTHY VENDING INTERNATIONAL, INC.
2620 Financial Court, Suite 100
 San Diego, CA 92117
 858-210-4200

INFORMATION STATEMENT
(Preliminary)

March [•], 2016

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Fresh Healthy Vending International, Inc. (the “Company”):

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Fresh Healthy Vending International, Inc., a Nevada corporation (the “Company”), to notify the Stockholders that on March 3, 2016, the Company received a majority written consent in lieu of a meeting of the holders (“Majority Stockholders”), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company.   The Majority Stockholders authorized the following:

•	The change in the name of the Company from Fresh Healthy Vending International, Inc. to Generation NEXT Franchise Brands, Inc. (the “Name Change”).

On March 3, 2016, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholders that they approve the Name Change.  On March 3, 2016, the Majority Stockholders approved the Name Change by written consent in lieu of a meeting, in accordance with Nevada law.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about April ___, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying Information Statement carefully.

/s/ Arthur S. Budman
Arthur S. Budman
Chief Executive Officer

[__________],2016

FRESH HEALTHY VENDING INTERNATIONAL, INC.
2620 Financial Court, Suite 100
 San Diego, CA 92117
 858-210-4200

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value per share and the preferred stock, $0.001 par value per share, of FRESH HEALTHY VENDING INTERNATIONAL, INC., a Nevada corporation, which we refer to herein as the “Company,” “we,” “our” or “us.”  The mailing date of this Information Statement is on or about April __, 2016.  The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

As of the date of this Information Statement, the authorized capital stock of the Company consisted of 100,000,000 shares of common stock, par value $0.001 per share, of which 26,784,767 shares are issued and outstanding and 25,000,000 shares of Preferred Stock, $0.001 par value, none of which shares are outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On March 3, 2016, certain stockholders who beneficially owned 16,185,233 shares, or approximately 60% of the voting power of the common stock consented in writing to change our corporate name from Fresh Healthy Vending International, Inc. to Generation NEXT Franchise Brands, Inc.

Also on March 3 2016, our board of directors approved the above action, subject to approval by the stockholders.  No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken.  In addition, pursuant to the laws of Nevada, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as "may,” “will” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” "potential,” “continue,” or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: Stockholders owning a majority of the combined voting power of our outstanding shares of common stock took action by written consent in lieu of a stockholders’ meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholders take?

A: The stockholders executed a written consent on March 3, 2016 approving the proposal that we change our corporate name from Fresh Healthy Vending International, Inc. to Generation NEXT Franchise Brands, Inc. Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action.  The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.  Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by written consent.

Q: Where can I find more information about the Company?

A: As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact us in writing at our principal executive offices at 2620 Financial Court, Suite 100, San Diego, CA 92117.

SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary.  This summary also provides cross-references to the location in the Information Statement of the information summarized.

 NAME CHANGE

REASONS

We believe that changing the name of the Company to Generation NEXT Franchise Brands, Inc. will more accurately reflect and represent to the public the business of the Company.  In connection with the name change, we intend to file with FINRA a request to obtain a new ticker symbol.  Our request for a new ticker symbol, however, will not be processed until sixty (60) days after FINRA has announced our Name Change to the market.

WHEN THE NAME WILL GO INTO EFFECT

Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of March 3, 2016 of (i) each person known to us to beneficially own more than 10% of Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group.  As of March 3, 2016, there were a total of 26,784,767 shares of Common Stock outstanding and no shares of Preferred Stock. Each share of Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote.  The column entitled “Percentage of Outstanding Common Stock” shows the percentage of voting common stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of March 3, 2016 through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class

Nicholas Yates, Vice President Corporate Operations, Director (3)	16,185,233	60%
Arthur S. Budman, Chief Executive Officer, Chief Financial Officer, Director (4)	250,000	*
Steven Finley, Director (5)	314,805	*
All executive officers and directors as a group	16,750,038	60%

*Less than 1%

(1)	Unless otherwise noted, the address is c/o Fresh Healthy Vending International, Inc. 2620 Financial Court, Suite 100, San Diego California 92117.
(2)
Percentage of class beneficially owned is calculated by dividing the amount and nature of beneficial ownership by 26,929,302 shares, deemed to be the total shares of common stock outstanding as of the date of this tabledate of this table.

(3)	15,648,298 shares are owned by a trust of which Mr. Yates is the principal beneficiary, 488,556 shares are owned by Mr. Yates personally and 48,379 shares are owned by the spouse of Mr. Yates.
(4)	Amounts represent the vested portion of shares eligible to be purchased within sixty days of the date of this table under an employment agreement dated October 1, 2014.
(5)
Amounts represent the vested portion of 263,893 shares eligible to be purchased within sixty days of the date of this table, under an option to purchase common stock granted to Mr. Finley, as well as 50,922 shares of common stock held by Mr. Finley in connection with the cashless exercise of 55,552 options to purchase common stock.

NAME CHANGE

The Board of Directors has approved, subject to stockholders’ approval, an amendment to our Articles of Incorporation to change our name proposal to change our name from Fresh Healthy Vending International, Inc. to Generation NEXT Franchise Brands, Inc.  The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders to be more reflective of our business ventures.

Amendment to Articles of Incorporation

In connection with the name change, we will file with the State of Nevada an amendment to our articles of incorporation to reflect the change our corporate name from Fresh Healthy Vending International, Inc. to Generation NEXT Franchise Brands, Inc.

No Appraisal Rights

Under Nevada Corporations Law, stockholders are not entitled to appraisal rights with respect to the proposed Reverse Stock Split and amendment to our articles of incorporation.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about PBCW that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the name change will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about April ___, 2016.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on March 2, 2016, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about April __, 2016 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Arthur S. Budman
Arthur S. Budman
Chief Executive Officer

April __, 2016